UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

Xenia Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 1200

Orlando, Florida 32801

(Address of Principal Executive Offices)

(407) 317-6950

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2015, XHR GP, Inc. (“XHR GP”), a wholly-owned subsidiary of Xenia Hotels & Resorts, Inc. (the “Company”), as general partner of XHR LP, the operating partnership of the Company (the “Operating Partnership”), entered into that certain First Amendment (the “Partnership Agreement Amendment”) to the Third Amended and Restated Agreement of Limited Partnership of XHR LP (as amended, the “Partnership Agreement”) to provide for the designation and issuance of Class A Performance LTIP Units (“Class A Units”) of the Operating Partnership under the Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan (the “Plan”). A brief description of the material terms and conditions of the Class A Units is included in Item 5.02 of this Form 8-K and is incorporated by reference herein.

The foregoing summary of the Partnership Agreement Amendment is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Joseph T. Johnson as Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Effective May 4, 2015, the Company appointed Joseph T. Johnson as its Senior Vice President and Chief Accounting Officer. In this capacity he will also serve as the Company’s principal accounting officer, effective upon his appointment. Upon Mr. Johnson’s appointment, Andrew J. Welch ceased to serve in the role of principal accounting officer of the Company. In connection with Mr. Johnson’s appointment, on May 5, 2015, the Company entered into an indemnification agreement with Mr. Johnson, in substantially the form filed as Exhibit 10.15 to Amendment No. 3 to the Registration Statement on Form 10 (the “Registration Statement”) as filed on January 9, 2015 (the “Form Indemnification Agreement”). The Company’s Information Statement, which was attached as Exhibit 99.1 to the Registration Statement, provides a description of the terms of the Form Indemnification Agreement under the section entitled “Management—Indemnification” which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Form Indemnification Agreement filed as Exhibit 10.15 to the Registration Statement.

Mr. Johnson, 40, most recently served as Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer) for CNL Lifestyle Properties, Inc., a public, non-traded REIT (“CNL Lifestyle”) until April 30, 2015, and as Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer) for CNL Healthcare Properties, Inc., a public non-traded REIT (“CNL Healthcare”) until April 30, 2015. At CNL Lifestyle, Mr. Johnson served as Senior Vice President from February 2007 to April 30, 2015, Chief Financial Officer from August 2011 to April 30, 2015, Treasurer from April 2012 to April 30, 2015, and Chief Accounting Officer from February 2007 to August 2011. During that time, he held similar roles with CNL Lifestyle’s former and current advisors, CNL Lifestyle Company LLC and CNL Lifestyle Advisors Corporation, respectively. At CNL Healthcare, Mr. Johnson served as Senior Vice President from June 2010 to April 30, 2015, Chief Financial officer (Principal Financial Officer) from August 2011 to April 30, 2015, Treasurer from April 2012 to April 30, 2015, Chief Accounting Officer from June 2010 to August 2011, and Secretary from June 2010 to March 2011. During that time, he held similar roles with CNL Healthcare’s advisor, CNL Healthcare Corp. Mr. Johnson was employed by CNL Hospitality Corp., the advisor to CNL Hotels & Resorts, from 2001 to 2005, where he served as Vice President of Accounting and Financial Reporting. Mr. Johnson, a certified public accountant, also previously worked in the audit practice of KPMG LLP. He received a B.S. in accounting and an M.S. in accounting from the University of Central Florida.

2015 Annual Base Salaries

On May 5, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved the following annual base salaries for Marcel Verbaas, Barry Bloom, Andrew Welch and Philip Wade, effective as of January 1, 2015:

Name	2015 Annual Base Salary
Marcel Verbaas	$725,000
Barry Bloom	$465,000
Andrew Welch	$415,000
Philip Wade	$315,000

In addition, in connection with his appointment as Senior Vice President and Chief Accounting Officer of the Company, the Compensation Committee approved an annual base salary of $275,000 for Mr. Johnson.

2015 Annual Bonus Program

On May 5, 2015, the Compensation Committee approved an annual incentive bonus program for Messrs. Verbaas, Bloom, Welch, Wade and Johnson (the “executives”) for the Company’s 2015 fiscal year (the “2015 Bonus Program”). Under the 2015 Bonus Program, the executives are eligible to earn an annual incentive bonus based on the executive’s individual performance and the Company’s achievement of performance goals relating to (1) adjusted funds from operations (AFFO), (2) adjusted EBITDA, and (3) revenue per available room (RevPAR) growth. Adjusted EBITDA, AFFO and RevPAR are non-GAAP financial measures. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2014 for further information about how we calculate these measures.

The weighting of each component of the 2015 Bonus Program is as follows:

Bonus Component	Weighting
Individual Performance	25%
AFFO	45%
Adjusted EBITDA	15%
RevPAR Growth	15%

Bonus levels (expressed as a percentage of annual base salary) at threshold, target and maximum performance under the 2015 Bonus Program are as follows:

Name	Threshold Performance	Target Performance	Maximum Performance
Marcel Verbaas	75%	125%	200%
Barry Bloom	60%	100%	160%
Andrew Welch	54%	90%	144%
Philip Wade	37.5%	75%	112.5%
Joseph Johnson	30%	60%	90%

Performance between threshold and target and between target and maximum performance levels will be interpolated on a straight line basis.

Grant of New Equity-Based Awards

On May 5, 2015, the Compensation Committee approved the grant to the executives of Class A Units and time-based LTIP Units of the Operating Partnership (“LTIP Units”) (collectively, the “awards”) under the Plan. The following is a brief description of the material terms and conditions of the awards.

LTIP Units

LTIP Units may be issued to eligible participants for the performance of services to or for the benefit of the Operating Partnership. LTIP Units (other than Class A Units that have not vested), whether vested or not, receive the same quarterly per-unit distributions as common units in the Operating Partnership (“Common Units”), which equal the per-share distributions on the common stock, $0.01 par value per share, of the Company (“Common Stock”). Class A Units that have not vested generally receive quarterly per-unit distributions equal to ten percent of the distributions made with respect to an equivalent number of Common Units.

Initially, LTIP Units do not have full parity with Common Units with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of Common Units at any time, and thereafter enjoy all the rights of Common Units, including redemption rights. Common Units are redeemable for cash based on the fair market value of an equivalent number of shares of Common Stock, or, at the election of the Company, an equal number of shares of Common Stock, each subject to adjustment in the event of stock splits, specified extraordinary distributions or similar events.

In order to achieve full parity with Common Units, LTIP Units must be fully vested and the holder’s capital account balance in respect of such LTIP Units must be equal to the per-unit capital account balance with respect to the Common Units owned, directly and indirectly, by the Company.

A partner’s initial capital account balance is equal to the amount the partner paid (or contributed to the Operating Partnership) for its units and is subject to subsequent adjustments, including with respect to the partner’s share of income, gain or loss of the Operating Partnership. Because a holder of LTIP Units generally will not pay for the LTIP Units, the initial capital account balance attributable to such LTIP Units will be zero. However, the Operating Partnership is required to allocate income, gain, loss and deduction to the partners’ capital accounts in accordance with the terms of the Partnership Agreement, subject to applicable Treasury Regulations. The Partnership Agreement provides that holders of LTIP Units will receive special allocations of gain in the event of a sale or “hypothetical sale” of assets of the Operating Partnership prior to the allocation of gain to the Company or other limited partners with respect to their Common Units. The amount of such allocation will, to the extent of any such gain, be equal to the difference between the capital account balance of a holder of LTIP Units attributable to such units and the Company’s capital account balance attributable to an equivalent number of Common Units. If and when such gain allocation is fully made, a holder of LTIP Units will have achieved full parity with holders of Common Units. To the extent that, upon an actual sale or a “hypothetical sale” of the Operating Partnership’s assets as described above, there is not sufficient gain to allocate to a holder’s capital account with respect to LTIP Units, or if such sale or “hypothetical sale” does not occur, such units will not achieve parity with Common Units.

The term “hypothetical sale” refers to circumstances that are not actual sales of the Operating Partnership’s assets but that require certain adjustments to the value of the Operating Partnership’s assets and the partners’ capital account balances. Specifically, the Partnership Agreement provides that, from time to time, in accordance with applicable Treasury Regulations, the Operating Partnership will adjust the value of its assets to equal their respective fair market values, and adjust the partners’ capital accounts, in accordance with the terms of the Partnership Agreement, as if the Operating Partnership sold its assets for an amount equal to their value. Times for making such adjustments generally include the liquidation of the Operating Partnership, the acquisition of an additional interest in the Operating Partnership by a new or existing partner in exchange for more than a de minimis capital contribution, the distribution by the Operating Partnership to a partner of more than a de minimis amount of partnership property as consideration for an interest in the Operating Partnership, or in connection with the grant of an interest in the Operating Partnership (other than a de minimis interest) as consideration for the performance of services to or for the benefit of the Operating Partnership (including the grant of an LTIP Unit).

Class A Units

General. Pursuant to the Class A Unit awards, each executive is eligible to vest in a number of Class A Units of the Operating Partnership ranging from 0% to 100% of the total Class A Units granted, based on the Company’s total shareholder return (“TSR”) during the performance period commencing on February 4, 2015 and ending on December 31, 2017 (the “Performance Period”), measured on both an absolute basis and relative to the total shareholder returns of a specified peer group of companies during the Performance Period, subject to the executive’s continued service with the Company. As more specifically set forth in the Class A Unit award agreement, TSR generally refers to the compounded annual growth rate in the value per share of the Common Stock during the Performance Period due to the appreciation in the price per share plus dividends declared during the Performance Period, assuming dividends are reinvested in Common Stock on the date that they were paid. Class A Units are subject to the applicable terms and conditions of the Partnership Agreement.

Performance Vesting. A portion of each award of Class A Units is designated as a number of “base units.” Twenty-five percent (25%) of the base units are designated as “absolute TSR base units,” and seventy-five percent (75%) of the base units are designated as “relative TSR base units.” With respect to the absolute TSR base units, in the event that the Company’s TSR percentage over the Performance Period (the “Company TSR Percentage”) is achieved at the “threshold,” “target” or “maximum” level as set forth below, the award will become vested with respect to the percentage of absolute TSR base units set forth below:

	Company TSR Percentage	Absolute TSR Vesting Percentage
	< 6.0%	0%
“Threshold Level”	6.0%	6.25%
“Target Level”	9.0%	37.50%
“Maximum Level”	≥ 13.0%	100%

If the Company TSR Percentage falls between the levels specified above, the percentage of absolute TSR base units that vest will be determined using straight-line linear interpolation between such levels.

The relative TSR base units vest based on the Company TSR Percentage as compared to the TSR percentages of the following peer group companies over the Performance Period (the “Peer Group Relative Performance”).

Chesapeake Lodging Trust	Hersha Hospitality Trust	RLJ Lodging Trust
DiamondRock Hospitality Company	LaSalle Hotel Properties	Strategic Hotels & Resorts, Inc.
FelCor Lodging Trust Incorporated	Pebblebrook Hotel Trust	Sunstone Hotel Investors, Inc.

In the event that the Peer Group Relative Performance is achieved at the “threshold,” “target” or “maximum” level as set forth below, the award will become vested with respect to the percentage of relative TSR base units set forth below:

	Peer Group Relative Performance	Relative TSR Vesting Percentage
	< 30th Percentile	0%
“Threshold Level”	30th Percentile	6.25%
“Target Level”	50th Percentile	37.50%
“Maximum Level”	≥ 80th Percentile	100%

If the Peer Group Relative Performance falls between the levels specified above, the percentage of relative TSR base units that vest will be determined using straight-line linear interpolation between such levels.

In addition to the “base units,” an additional number of Class A Units (the “distribution equivalent units”) are included in each award. A number of distribution equivalent units having a value equal to the dividends that would have been paid during the Performance Period on the shares of Common Stock corresponding to the base units that become performance vested (less any actual distributions made with respect to such units) will vest following the completion of the Performance Period up to the maximum number of distribution equivalent units that are included in the award. For purposes of calculating the number of distribution equivalent units, the dividend amount will be adjusted (plus or minus) to reflect the gain or loss on such amount had the dividends been reinvested in Common Stock on the applicable payment date.

Change in Control. In the event of a change in control of the Company prior to the completion of the Performance Period, a number of Class A Units equal to the sum of (A) the greater of (x) the number of base units which would have vested based on actual performance levels as of the date of the change in control, pro-rated to reflect the portion of the Performance Period which was completed prior to the change in control, and (y) the number of base units which would vest at target performance levels (such greater number of base units, the “CIC base units”), plus (B) the distribution equivalent units calculated with respect to such CIC base units, will vest immediately prior to the change in control, subject to the executive’s continued service until immediately prior to the change in control. Any Class A Units that have not vested as of the date on which the change in control occurs will be cancelled and forfeited by the executive.

Certain Terminations of Service. If an executive’s service is terminated by the Company or an affiliate thereof other than for “cause,” by the executive for “good reason,” or due to the executive’s death or “disability” (each as defined in the applicable award agreement), in any case, prior to the completion of the Performance Period, a number of Class A Units equal to the sum of (A) the greater of (x) the number of base units which would have vested based on actual performance levels as of the date of executive’s termination of service, pro-rated to reflect the portion of the Performance Period which was completed prior to executive’s termination of service, and (y) the number of base units which would vest at target performance levels (such greater number of base units, the “qualifying termination base units”), plus (B) the distribution equivalent units calculated with respect to such qualifying termination base units, will vest upon the administrator’s determination, within 45 days following the date of executive’s termination of service, of the number of qualifying termination base units. Any Class A Units that do not become vested in accordance with the preceding sentence upon the administrator’s determination of the number of qualifying termination base units will be cancelled and forfeited by the executive.

The table below sets forth the total number of Class A Units awarded to each of the executives on May 5, 2015, as well as the number of Class A Units that constitute absolute TSR base units and relative TSR base units.

Name	Total Class A Units*	Absolute TSR Base Units	Relative TSR Base Units
Marcel Verbaas	190,008	40,876	122,628
Barry Bloom	84,147	18,102	54,307
Andrew Welch	65,598	14,112	42,336
Philip Wade	45,239	9,732	29,197
Joseph Johnson	24,882	5,353	16,058

*	The remaining Class A Units awarded that are not Absolute TSR Base Unit or Relative TSR Base Units are distribution equivalent units that will vest, if at all, following the end of the Performance Period based upon the number of base units that become performance vested, as described above.

Time-Based LTIP Units

General. Pursuant to the time-based LTIP Unit awards, each executive is eligible to vest in a number of LTIP Units of the Operating Partnership based on the executive’s continued service with the Company. LTIP Units are subject to the applicable terms and conditions of the Partnership Agreement.

Vesting. Each award of time-based LTIP Units will vest as follows, subject to the executive’s continued service through each applicable vesting date: 33% on February 4, 2016, the first anniversary of the vesting commencement date of the award (February 4, 2015), 33% on the second anniversary of the vesting commencement date, and 34% on the third anniversary of the vesting commencement date.

Change in Control. In the event of a change in control of the Company, all outstanding unvested time-based LTIP Units will vest in full as of the date of the change in control, subject to the executive’s continued service until immediately prior to the change in control.

Certain Terminations of Service. If an executive’s service is terminated by the Company or an affiliate thereof other than for “cause,” by the executive for “good reason,” or due to the executive’s death or “disability” (each as defined in the applicable award agreement), the time-based LTIP Units will vest in full upon such termination. Upon an executive’s termination of service for any other reason, any then-unvested time-based LTIP Units will automatically be cancelled and forfeited by the executive.

The table below sets forth the number of time-based LTIP Units awarded to each of the executives on May 5, 2015.

Name	Time-Based LTIP Units
Marcel Verbaas	40,876
Barry Bloom	18,102
Andrew Welch	14,112
Philip Wade	9,732
Joseph Johnson	5,353

Severance Agreements

On May 5, 2015, the Company entered into a severance agreement with each of the executives (the “Severance Agreements”). The employment agreements previously in effect with respect to each of Messrs. Verbaas, Bloom, Welch and Wade were simultaneously terminated. Each Severance Agreement provides for the payment of severance and other benefits to the executive in the event of a termination of employment with the Company by the Company without “cause” or by the executive for “good reason” (each as defined in the Severance Agreements). In the event of a qualifying termination, the Severance Agreements provide that the executive will be entitled to receive the following:

•	Severance pay in an amount equal to 2.0 (or 2.99 for Mr. Verbaas) times the sum of the executive’s annual base salary and target cash bonus, payable over 12 months in equal installments (or, in the event that the qualifying termination occurs within the 24 month period following a “change in control” (as defined in the Severance Agreements), payable in a lump sum amount); and

•	Company-subsidized COBRA premium payments for up to eighteen months following the executive’s termination date.

Additionally, in the event of a qualifying termination, the Severance Agreements provide that any outstanding unvested equity awards will be treated in accordance with the terms of the applicable award agreement and equity compensation plan; provided, however, that any award agreements evidencing performance-based vesting awards granted in 2016 or later will provide that in the event of a change in control, subject to the executive’s continued service with the Company until the change in control, the award will vest based on actual performance through the date of the change in control, without any pro ration to reflect the shorter performance period resulting from the change in control.

The executive’s right to receive the severance payments and benefits described above is subject to the executive’s delivery and non-revocation of a general release of claims in favor of the Company, and the executive’s continued compliance with certain covenants set forth in the Severance Agreement, including confidentiality covenants that apply indefinitely, and certain noncompetition and nonsolicitation covenants that apply during the executive’s employment and for six months (or twelve months for Mr. Verbaas) following the executive’s termination of employment. Following a change in control of the Company, the executive will not be subject to the noncompetition covenant with respect to any period following a termination of his employment. Each Severance Agreement also includes a mutual non-disparagement covenant by the executive and the Company.

In addition, under the Severance Agreements, to the extent that any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Internal Revenue Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.

With respect to Mr. Verbaas’ Severance Agreement, the Company also agrees to reimburse Mr. Verbaas for up to $15,000 in legal fees incurred by him in connection with the Severance Agreement.

The foregoing descriptions of the awards and the Severance Agreements are not complete and are subject to and qualified in their entirety by the terms of the forms of Class A Performance LTIP Unit Award Agreement (2015), Time-Based LTIP Unit Agreement and Severance Agreement, as applicable, copies of which are attached as Exhibits 10.2, 10.3 and 10.4 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On May 5, 2015, the Company issued a press release announcing the appointment of Mr. Johnson as Senior Vice President and Chief Accounting Officer.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to the Third Amended and Restated Agreement of Limited Partnership of XHR LP, dated as of May 5, 2015.

10.2	Form of Class A Performance LTIP Unit Agreement (2015).

10.3	Form of Time-Based LTIP Unit Agreement.

10.4	Form of Severance Agreement.

99.1	Press Release of Xenia Hotels & Resorts, Inc., dated as of May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: May 7, 2015	By:	/s/ Andrew J. Welch
	Name:	Andrew J. Welch
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Third Amended and Restated Agreement of Limited Partnership of XHR LP, dated as of May 5, 2015.

10.2	Form of Class A Performance LTIP Unit Agreement (2015).

10.3	Form of Time-Based LTIP Unit Agreement.

10.4	Form of Severance Agreement.

99.1	Press Release of Xenia Hotels & Resorts, Inc., dated as of May 5, 2015.